UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 20, 2011
MEDCO HEALTH SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31312	22-3461740

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Parsons Pond Drive, Franklin Lakes, NJ	07417

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 201-269-3400
Not Applicable

(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
     On July 20, 2011, Medco Health Solutions, Inc., a Delaware corporation (“Medco”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Express Scripts, Inc., a Delaware corporation (“Express Scripts”), Aristotle Holding, Inc., a Delaware corporation and wholly owned subsidiary of Express Scripts (“Parent”), Aristotle Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent, and Plato Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent. The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Aristotle Merger Sub, Inc. will merge with and into Express Scripts (the “Express Scripts Merger”), with Express Scripts as the surviving corporation, and (immediately thereafter) Plato Merger Sub, Inc. will merge with and into Medco (the “Medco Merger” and, collectively with the Express Scripts Merger, the “Mergers”), with Medco as the surviving corporation. As a result of the Mergers, both Medco and Express Scripts will become wholly owned subsidiaries of Parent.
     At the effective time of the Express Scripts Merger, each share of Express Scripts common stock will be converted into one share of Parent common stock. At the Effective Time of the Medco Merger, each share of Medco common stock will be converted into the right to receive (i) $28.80 in cash and (ii) 0.81 shares of Parent common stock.
     Pursuant to the Merger Agreement, following the Mergers, two members of Medco’s Board of Directors designated by Express Scripts will become members of Parent’s Board of Directors.
     Medco and Express Scripts have agreed to convene meetings of their respective stockholders to consider and vote upon approval of the Mergers. Medco’s Board of Directors recommends that Medco’s stockholders approve the Merger Agreement and the Medco Merger.
     Consummation of the Mergers is subject to customary conditions, including the expiration or termination of the waiting period under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976. The Merger Agreement contemplates that the parties will take certain specified actions which may be necessary to obtain regulatory clearance.
     Consummation of the Mergers is also subject to other customary conditions, including (i) approval of the Merger Agreement by Medco’s stockholders and Express Scripts’ stockholders, (ii) the approval for listing of the Parent common stock on the Nasdaq Stock Market, (iii) the absence of any order prohibiting or restraining the Mergers, (iv) the effectiveness under the Securities Act of 1933 of a registration statement covering the shares of Parent common stock,

(v) the receipt of certain regulatory consents, (vi) subject to certain exceptions, the accuracy of Medco’s and Express Scripts’ representations and warranties in the Merger Agreement, (vii) performance by Medco and Express Scripts of their respective obligations in the Merger Agreement, (viii) the absence of certain governmental appeals, and (ix) the delivery of customary opinions from counsel to Medco and Express Scripts to the effect that the Mergers will qualify as a tax-free exchange for federal income tax purposes.
     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference. The Merger Agreement and this summary are not intended to modify or supplement any factual disclosures about Medco or Express Scripts, and should not be relied upon as disclosure about Medco or Express Scripts without consideration of the periodic and current reports and statements that Medco and Express Scripts file with the SEC. The terms of the Merger Agreement govern the contractual rights and relationships, and allocate risks, among the parties in relation to the transactions contemplated by the Merger Agreement. In particular, the representations and warranties made by the parties to each other in the Merger Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Merger Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On July 20, 2011, the Board of Directors amended Medco’s 2006 Change in Control Executive Severance Plan (the “Plan”) to extend the post change in control protection period from one year to two years and to add relocation to the Plan’s “good reason” definition.

Item 8.01	Other Events
     A copy of the press release announcing the Mergers is attached as Exhibit 99.1 hereto.

Additional Information and Where to Find It
     In connection with the proposed Mergers, Express Scripts, Inc. will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Medco and Express Scripts, and a prospectus of Express Scripts, as well as other relevant documents concerning the proposed Mergers. Stockholders are urged to read the registration statement and the proxy statement/prospectus contained therein regarding the Mergers when they become available and any other relevant documents as well as any amendments or supplements to those documents, because they will contain important information.
     You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Medco and Express Scripts, at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, in the Investor Relations portion of the Medco website at http://www.medcohealth.com, under the heading “Investors” and then under “SEC Filings.” Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request to Investor Relations, 100 Parsons Pond Drive, Franklin Lakes, NJ, 07417, 201-269-3400.
Participants in Solicitation
     Medco and Express Scripts and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Medco in connection with the proposed Mergers. Information about the directors and executive officers of Medco and their ownership of Medco common stock is set forth in the proxy statement for the Medco 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 8, 2011. Information about the directors and executive officers of Express Scripts and their ownership of Express Scripts common stock is set forth in the proxy statement for the Express Scripts 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 21, 2011. Additional information regarding the interests of those persons and other persons who may be deemed participants in the Mergers may be obtained by reading the proxy statement/prospectus regarding the proposed Mergers when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits
The following exhibits are being filed herewith:

Exhibit No.	Exhibit
2.1	Agreement and Plan of Merger, dated July 20, 2011, by and among Medco Health Solutions, Inc., Express Scripts, Inc., Aristotle Merger Sub, Inc. and Plato Merger Sub, Inc.
99.1	Joint Press Release, dated July 21, 2011, issued by Medco Health Solutions, Inc. and Express Scripts, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medco Health Solutions, Inc.
	By:	/s/ Thomas M. Moriarty
Thomas M. Moriarty
Date: July 21, 2011		General Counsel, Secretary and President, Global Pharmaceutical Strategies